UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2008

ImmunoGen, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-17999	04-2726691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer sIdentification No.)

830 Winter Street, Waltham, MA 02451

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (781) 895-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 20, 2008, pursuant to a securities purchase agreement (the “Purchase Agreement”) between ImmunoGen, Inc. (the “Company”) and Ziff Asset Management, L.P. (“Ziff”), the Company issued and sold 7,812,500 shares of its common stock at a purchase price of $3.20 per share to Ziff (the “Offering”).  The net proceeds to the Company are expected to be approximately $24.7 million after deducting estimated expenses associated with the Offering.

The shares of common stock offered by the Company in the Offering were registered under the Company’s existing shelf registration statement on Form S-3 (File No. 333-144488), which was filed with the Securities and Exchange Commission on July 11, 2007 and declared effective by the Securities and Exchange Commission on August 13, 2007.  A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 hereto.

In addition, on June 20, 2008, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Ziff pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission within 45 days after the closing of the Offering to register the resale of the 7,812,500 shares of the Company’s common stock issued in the Offering and to have such registration statement declared effective by the Securities and Exchange Commission within 90 days of the closing of the Offering.

A copy of the Purchase Agreement, the Registration Rights Agreement and the related press release of the Company, dated June 23, 2008, are filed herewith as Exhibits 10.1, 10.2 and 99.1, respectively, and are incorporated herein by reference.  The foregoing description of the Offering by the Company and the documentation related thereto is qualified in its entirety by reference to such Exhibits.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) The following exhibits are being filed herewith:

Exhibit No.	Exhibit

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

10.1	Securities Purchase Agreement dated as of June 20, 2008 by and between ImmunoGen, Inc. and Ziff Asset Management, L.P.

10.2	Registration Rights Agreement dated as of June 20, 2008 by and between ImmunoGen, Inc. and Ziff Asset Management, L.P.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in the opinion filed as Exhibit 5.1)

99.1	Press release of ImmunoGen, Inc. dated June 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImmunoGen, Inc.
(Registrant)

Date: June 23, 2008	/s/ Daniel M. Junius

Daniel M. Junius
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

10.1	Securities Purchase Agreement dated as of June 20, 2008 by and between ImmunoGen, Inc. and Ziff Asset Management, L.P.

10.2	Registration Rights Agreement dated as of June 20, 2008 by and between ImmunoGen, Inc. and Ziff Asset Management, L.P.

23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in the opinion filed as Exhibit 5.1)

99.1	Press release of ImmunoGen, Inc. dated June 23, 2008